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                                                                  Exhibit 10.222

                           PROPERTY RESERVES AGREEMENT
                                 Loan No. 753948

     THIS PROPERTY RESERVES AGREEMENT (as the same may from time to time hereafter be modified, supplemented or amended, this "AGREEMENT") is made as of July 2, 2004, by INLAND WESTERN KANSAS CITY, L.L.C., a Delaware limited liability company, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("BORROWER"), and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, having a principal place of business and post office address at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392-1450 ("LENDER").

                                    RECITALS

     Lender has agreed to make a loan (the "LOAN") in the original principal amount of Twenty Million One Hundred Fifty Thousand and No/100 Dollars ($20,150,000.00) (the "LOAN AMOUNT") to Borrower as set forth in the Loan Documents, executed by and between Lender and Borrower (capitalized terms used herein and not otherwise defined will have the meanings given to them in the Loan Documents); and

     The Loan is evidenced by Borrower's secured promissory note delivered to Lender (as may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefore or in replacement thereof, the "NOTE"), in the Loan Amount, bearing interest at the rate and being payable in the manner provided therein and further evidenced and secured by, among other things, a "MORTGAGE" (it being agreed that Mortgage as hereinafter used shall be construed to mean "mortgage" or "deed of trust" or "trust deed" or "deed to secure debt" as the context so requires) bearing the aforesaid date to secure the Note and creating a lien on Borrower's interest in certain real estate in the county of Platte, state of Missouri, together with all existing improvements constructed thereon, said Premises being more particularly described in said Mortgage; and

     Borrower has agreed to deposit with Lender certain funds to be held by Lender to reimburse Borrower for the costs of certain tenant improvements which are to be borne by Borrower in accordance with approved Leases of space at the Premises ("TENANT IMPROVEMENTS") and certain reasonable leasing commissions to be paid to third party brokers pursuant to written agreements covering leasing activities at the Premises ("LEASING COMMISSIONS"); and

     The funds shall be held by Lender as additional security for the Loan and are hereafter referred to as the "Property Reserves"; and

     Lender and Borrower desire to set forth the terms and conditions for placing the Property Reserves with Lender and the terms and conditions upon which said Property Reserves shall be held, disbursed or applied as contemplated by the parties hereto.

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     NOW THEREFORE, in consideration of the making of the Loan, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower, intending to be legally bound, agree as follows:

     1. PROPERTY RESERVES. The following Property Reserves shall be held by Lender as additional security for the Loan and disbursed or applied as hereinafter provided:

          a. All funds to which Borrower is entitled under the Escrow Agreement shall be deposited with Lender immediately upon receipt thereof by Borrower. Property Reserves deposited as a result of monies withdrawn under Sections 2(c) and 2(d) of the Escrow Agreement are sometimes referred to herein as the "RENT RESERVES". Property Reserves deposited as a result of monies withdrawn under Sections 2(a) and 2(b) of the Escrow Agreement are sometimes referred to herein as the "TI/LC RESERVES".

          b. The term "ESCROW AGREEMENT" as used herein means the Escrow Agreement dated June 30, 2004 among Borrower, Red Boardwalk, LLC, Redbarry, L.L.C. ("Sellers") and Chicago Title Insurance Company ("Escrow Agent"), a copy of which is attached hereto as Exhibit A and made a part hereof.

     Notwithstanding the foregoing, provided no Event of Default has occurred under the Loan Documents, prior to the Termination Date (as defined in the Escrow Agreement) Borrower shall not be obligated to deposit funds from monthly draws with Lender pursuant to this Agreement but may receive monthly disbursements of such funds directly from Escrow Agent. Borrower shall provide Lender with copies of each draw request submitted under the Escrow Agreement. Upon the occurrence of an Event of Default under the Loan Documents, Lender may direct Escrow Agent to deliver all funds due to Borrower directly to Lender and all funds thereafter received by Borrower pursuant to the Escrow Agreement shall be immediately remitted to Lender to be applied by Lender in accordance with the terms of the Loan Documents. All funds received by Borrower as of the Termination Date shall be immediately deposited with Lender and shall be disbursed by Lender in accordance with the terms and provisions of this Agreement.

     2.   TENANT IMPROVEMENTS AND LEASING COMMISSIONS.

          a. Except as hereinafter provided and so long as no Event of Default has occurred under the Loan Documents, Lender shall from time to time disburse the funds constituting TI/LC Reserves in the amounts hereinafter specified in accordance with the following terms and conditions:

                (i) Disbursements for Tenant Improvements and Leasing Commissions shall be for an amount equal to the actual costs and expenses incurred by Borrower, not to exceed a combined rate of $18.00 per square foot of net rentable area leased;

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                (ii)  Borrower shall submit written requests to Lender to
          disburse funds for Tenant Improvements and Leasing Commissions no more than once per calendar quarter and each such request shall be for an aggregate amount of not less than $50,000;

                (iii) Disbursements shall be conditioned upon Borrower furnishing to Lender with its written request, at Lender's discretion:

                      (A) copies of unconditional lien waivers for completed Tenant Improvements;

                      (B) a title search in form and substance acceptable to Lender and if such search discloses conditions unacceptable to Lender or Lender deems it reasonably necessary, then such endorsements or other assurances reasonably satisfactory to Lender from the title insurance company insuring the continued first lien priority of the Mortgage, without exception for mechanics' or materialmen's liens and subject only to those exceptions previously approved by Lender and any other exceptions approved in writing by Lender subsequent to the date hereof;

                      (C) evidence that Borrower has completed and performed the Tenant Improvements and has paid for and obtained all permits, bonds, licenses and approvals required by all applicable laws for the same, whether necessary for commencement, performance, completion, occupancy, use or otherwise;

                      (D) to the extent Lender deems reasonably necessary, either of the following at Lender's discretion: (i) a statement from an architect, contractor or engineering consultant, in Lender's reasonable discretion, as to the extent and cost of the Tenant Improvements; or (ii) a copy of the construction contract and any change orders and addenda thereto;

                      (E) fully executed lease(s) or fully executed amendments extending upcoming term expirations of previously approved existing leases, as the case may be, all in form and substance acceptable to Lender to creditworthy lessees (other than Borrower or any person or entity affiliated with Borrower);

                      (F) lessee's estoppel certificate(s) for the improved space in form and substance acceptable to Lender indicating, among other things, the lessee's occupancy and unconditional acceptance of the improvements and the commencement of consecutive monthly rental payments, all rental concessions and deferments having expired;

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                      (G)  a certificate of occupancy in a form and substance
                satisfactory to Lender for the improved space from the local authority responsible for issuing such certificate;

                      (H) Lender having inspected, or having expressly waived in writing such inspection, and approved the completed Tenant Improvements which must have been completed in a good and workmanlike manner; and

                      (I) Borrower having furnished to Lender in form and substance reasonably acceptable to Lender: (i) a true, correct and complete copy of the agreement, with the applicable broker or agent to which a commission is due; and (ii) one of the following, at Lender's discretion, (a) an estoppel certificate from the applicable broker or agent, or (b) such other written documentation either of which shall evidence payment in full of the commission.

     3. RENT RESERVES. Upon deposit with Lender of the funds constituting Rent Reserves, then except as hereinafter provided and so long as no Event of Default has occurred under the Loan Documents, Lender will from time to time disburse the funds constituting Rent Reserves in the amounts hereinafter specified in accordance with the following terms and conditions:

          (i) Disbursements will be made monthly using the formula set forth in Sections 2(c)(i) and 2(d) of the Escrow Agreement for monthly draws thereunder (e.g., if Borrower would have been entitled under the Escrow Agreement to make a draw of $100 for the month in question, Lender will disburse $100 of the Rent Reserves for such month).

          (ii) Prior to requesting a disbursement, Borrower will present Lender an operating statement for the month in question, which statement will be subject to the reasonable approval of Lender.

          (iii) At such time as the operating statement indicates that base rent (when annualized) will be at least $2,612,010, Borrower shall be entitled to receive any portion of the remaining Rent Reserves in excess of $2,000,000. At such time as the operating statement indicates that base rent (when annualized) will be at least $2,649,710, Borrower shall be entitled to receive any portion of the remaining Rent Reserves in excess of $1,500,000. At such time as the operating statement indicates that base rent (when annualized) will be at least $2,687,410, Borrower shall be entitled to receive any portion of the remaining Rent Reserves in excess of $1,000,000. At such time as the operating statement indicates that base rent (when annualized) will be at least $2,725,110, Borrower shall be entitled to receive any portion of the remaining Rent Reserves in excess of $500,000. At such time as the operating statement indicates that base rent (when annualized) will be at least $2,763,000, then, provided no Event of Default has occurred, all remaining Rent Reserves shall be remitted to Borrower within thirty (30) days after request therefor.

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     4.   INTEREST ON PROPERTY RESERVES. Borrower agrees that Lender shall not be required to credit Borrower with interest on the Property Reserves or any portion thereof.

     5. ADMINISTRATION/INSPECTION FEE. Lender shall be entitled to charge Borrower a reasonable processing fee for administering and reviewing any disbursement of the Property Reserves. Additionally, Lender shall be entitled to charge Borrower for any reasonable costs incurred by Lender in inspecting the Premises.

     6. SECURITY AGREEMENT. This Agreement and the escrow of the Property Reserves under the terms hereof are intended to create a prior perfected security interest in the funds comprising the Property Reserves. As more fully described in the Loan Documents, Borrower has assigned, conveyed, pledged and transferred to Lender and granted to Lender a first and continuing lien on and security interest in and to, among other things, all of Borrower's right, title and interest in and to the Property Reserves, which secure the full and punctual payment and performance of all of the Indebtedness. The Property Reserves shall not constitute any deposit or account of the Borrower or monies to which the Borrower is entitled upon demand, or upon the mere passage of time, or sums to which Borrower is entitled to interest by virtue of Lender's mere possession of the same. Lender shall not be required to segregate the Property Reserves or hold them in any separate account for the benefit of the Borrower. Lender may hold the Property Reserves in its account or any other account and may commingle the Property Reserves with any other monies of Lender or any other person or entity. Upon the payment in full of all sums due to Lender under the Loan Documents, Lender shall promptly deliver the then existing Property Reserves to Borrower.

     7. EVENT OF DEFAULT. Upon the occurrence of an Event of Default under any of the Loan Documents, Lender may, with respect to the Property Reserves, or any portion thereof, exercise all enforcement rights and remedies granted to Lender under the Loan Documents and in addition to all other rights and remedies granted to Lender under the Loan Documents, Lender may, at its option, use such funds partially or in full, in such order and preference as Lender may determine, to (1) cure or partially cure any Event of Default; (2) complete the Tenant Improvements and/or pay the Leasing Commissions; (3) pay any interest accrued under the terms of the Note; (4) pay any other Indebtedness; (5) pay the Make Whole Premium, if any, due and payable; (6) prepay the principal amount of the Loan or any part thereof; or (7) hold such funds in a non-interest bearing account as additional security for the Loan. In the event the Property Reserves or any portion thereof are applied to prepay the principal amount of the Loan or any part thereof, Borrower waives any right to prepay the principal amount in whole or in part without premium, and agrees to pay, as liquidated damages and not as a penalty, a Make Whole Premium on any principal amount prepaid. The Make Whole Premium on any principal amount prepaid shall be calculated in accordance with the provisions of the Loan Documents. Notwithstanding anything contained herein to the contrary, nothing shall be construed to (a) make Lender responsible for performing or completing the Tenant Improvements or paying the Leasing Commissions, as the case may be, (b) require Lender to expend sums to complete the Tenant Improvements or pay the Leasing Commissions which are in excess of such amounts then allocated by Lender for such items, or (c) obligate Lender to demand from Borrower additional sums to complete the Tenant Improvements or pay the Leasing Commissions.

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     8.   COST OVERRUNS. In the event that the costs and expenses incurred by
Borrower in completing any Tenant Improvements or paying for any Leasing Commissions exceed the respective amounts allocated by Lender for such items of expense, Borrower shall be responsible for the payment (from sources other than the Property Reserves) of such excess costs and expenses.

     9. NOTICES. All notices required to be sent hereunder shall be deemed to be an adequate and sufficient notice if given in accordance with the notice provisions of the Mortgage.

     10. GOVERNING LAW. This Agreement shall be governed, construed, and enforced in accordance with the laws of the state in which the Premises is located, without regard to its conflicts of law principles.

     11. HEADINGS. The headings used herein are for convenience only and are not to be used in interpreting this Agreement. Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the Loan Documents.

     12. AMENDMENTS. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the parties hereto.

     13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

     14. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     15. SUCCESSORS AND ASSIGNS. This Agreement and all the provisions hereof shall inure to the benefit of the heirs, successors and assigns of Lender and shall bind the heirs, representatives, and permitted successors and assigns of Borrower.

     IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed the date first above written.

                     (REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURES ON NEXT PAGE)

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                          SIGNATURE PAGE OF BORROWER TO
                           PROPERTY RESERVES AGREEMENT


                                      INLAND WESTERN KANSAS CITY, L.L.C., a
                                      Delaware limited liability company

                                      By:   INLAND WESTERN RETAIL REAL
                                            ESTATE TRUST, INC., a Maryland
                                            corporation, Member


                                            By:      /s/ Valerie Medina
                                                  ------------------------------
                                                  Name:  Valerie Medina
                                                       -------------------------
                                                  Title: Asst. Secretary
                                                        ------------------------

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                           SIGNATURE PAGE OF LENDER TO
                           PROPERTY RESERVES AGREEMENT


                                 PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation


                                 By:   PRINCIPAL REAL ESTATE INVESTORS, LLC,
                                       a Delaware limited liability company, its
                                       authorized signatory


                                       By:
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                                              Title:
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                                       By:
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                                              Title:
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